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                              MONUMENT SERIES FUND, INC.

                          SUPPLEMENT DATED JANUARY 13, 1998
                         TO PROSPECTUS DATED JANUARY 2, 1998




     The Advisor has voluntarily agreed to pay all operating expenses of the Monument Washington Regional Growth Fund and Monument Washington Regional Aggressive Growth Fund for the first three months of Fund operations.